UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 19, 2007

MISCOR Group, Ltd.
(Exact name of registrant as specified in its charter)

Indiana	333-129354	20-0995245
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1125 South Walnut Street, South Bend, Indiana		46619
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (574) 234-8131

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement; and
Item 2.01  Completion of Acquisition or Disposition of Assets.

On October 19, 2007, MISCOR Group, Ltd., an Indiana corporation (“MISCOR”), acquired all of the issued and outstanding shares of common stock of Ideal Consolidated, Inc., an Indiana corporation (“Ideal”), pursuant to the terms and subject to the conditions included in a Stock Purchase Agreement (the “Purchase Agreement”) dated October 19, 2007, by and among MISCOR and Darrell L. Graf, Mary A. LaPlace, and Kenneth D. Wiegand.  The purchase price for the shares of Ideal common stock was $952,000, which was paid in cash at closing.  Ideal is a provider of mechanical contracting services, including HVAC, plumbing and industrial piping.  Ideal also provides maintenance and repair services for mechanical systems.

The above description of the Purchase Agreement is not complete and is qualified in its entirety by reference to the Purchase Agreement which is filed as Exhibit 2.1 to this report on Form 8-K and incorporated by reference herein.  MISCOR issued a press release on October 22, 2007, announcing the completion of this acquisition.  A copy of the Press Release is filed as Exhibit 99.1 to this report on Form 8-K and is incorporated by reference herein.

Item 9.01  Financial Statements and Exhibits.

(a)  Financial statements of businesses acquired.  The registrant will file the financial statements of Ideal required by this Item by amendment not later than 71 calendar days after the date this report on Form 8-K must be filed.

(b)  Pro forma financial information.  The registrant will file the pro forma financial statements required by this Item by amendment not later than 71 calendar days after the date this report on Form 8-K must be filed.

(d)  Exhibits.

Exhibit No.	Description
2.1*	Stock Purchase Agreement dated October 19, 2007, by and among MISCOR Group, Ltd. and Darrell L. Graf, May A. LaPlace and Kenneth D. Wiegand
99.1	Press Release dated October 22, 2007, reporting acquisition of common stock of Ideal Consolidated, Inc.

*
MISCOR has omitted schedules and similar attachments to the Purchase Agreement pursuant to Item 601(b) of Regulation S-K.  MISCOR will furnish a copy of any omitted schedule or similar attachment to the Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MISCOR Group, Ltd.
Date: October 22, 2007

	By:	/s/ Richard J. Mullin
Printed Name: Richard J. Mullin
Title: Vice President, Treasurer and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
2.1*	Stock Purchase Agreement dated October 19, 2007, by and among MISCOR Group, Ltd. and Darrell L. Graf, May A. LaPlace and Kenneth D. Wiegand
99.1	Press Release dated October 22, 2007, reporting acquisition of common stock of Ideal Consolidated, Inc.

*
MISCOR has omitted schedules and similar attachments to the Purchase Agreement pursuant to Item 601(b) of Regulation S-K.  MISCOR will furnish a copy of any omitted schedule or similar attachment to the Commission upon request.